                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 2005

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                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             1-31443                               71-0879698
    (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

             12730 HIGH BLUFF DRIVE, SUITE 180, SAN DIEGO, CA 92130
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 523-0171
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 13, 2005, the Company's Audit Committee has engaged Ernst &
Young LLP ("E&Y") to serve as the Company's independent registered public accounting firm. E&Y previously served as the Company's independent accountants prior to resigning as such on June 18, 2003. E&Y has continued to serve as the independent accountants for the Company's wholly-owned subsidiary, Hawaiian
Airlines, Inc. ("Hawaiian") for all periods following E&Y's resignation as the
Company's independent accountants. Except as in connection with E&Y's work as the Company's independent accountants during all of calendar year 2002 and the period ending June 18, 2003 and except as described in the following sentences, during the fiscal years ended December 31, 2004 and December 31, 2003, and the subsequent interim period through the date of this Form 8-K, the Company did not consult with E&Y regarding any of the matters set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K. During the third and fourth quarter of 2004, in contemplation of re-engaging E&Y as its independent registered public accounting firm and in connection with E&Y serving as the independent accountants for
Hawaiian, the Company consulted with E&Y regarding the accounting for (i) the
Company's investment in Hawaiian during Hawaiian's chapter 11 reorganization and
(ii) Hawaiian's eventual emergence from its chapter 11 reorganization proceedings. E&Y orally advised the Company that, based on its understanding of the relevant facts, E&Y believed (i) the Company should not consolidate Hawaiian during Hawaiian's chapter 11 reorganization and (ii) Hawaiian's emergence from chapter 11 should be accounted for as a business combination.

As previously disclosed on a Form 8-K filed on June 25, 2003, during E&Y's audit of the Company's financial statements for the year ended December 31, 2001, there was a disagreement between the Company and E&Y regarding the accounting for certain non-passenger related excise taxes of Hawaiian. The Company ultimately agreed to record an accrual for such excise taxes, which resulted in the matter being resolved to the satisfaction of E&Y. Hawaiian has continued to accrue for such excise taxes in subsequent periods, and E&Y's views with respect to such accounting have not changed.

The Company requested that E&Y review the disclosure provided herein before its filing and provided E&Y with the opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the registrant herein. After such review, E&Y declined the opportunity to furnish such a letter.

ITEM 8.01.  OTHER EVENTS

The Company's Form 8-K dated December 8, 2004 relating to the Company's previously disclosed stock sales of 650,000 shares of common stock, par value,
$.01 per share, incorrectly disclosed the aggregate purchase price received and commissions paid as $3,737,500 and $186,875, respectively. The actual aggregate purchase price received and commissions paid were $3,770,000 and $188,500, respectively.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Hawaiian Holdings, Inc.

Date: January 14, 2005          By  /s/ Randall L. Jenson
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                                    Randall L. Jenson
                                    Vice President and Chief Financial Officer

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